PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
The Company’s principal technology product offering is the MedCenter. MedCenter equipment includes the hardware and components necessary for installation and operation.
The following tables present property, plant and equipment balances (in thousands):

	Estimated useful lives	December 31,	December 31,
		2022	2021
Property, plant and equipment:
MedCenter equipment	8 years	$1,357	$1,689
IT equipment	1 - 3 years	1,908	1,895
Leasehold improvements	lesser of useful life or term of lease	316	316
General plant and equipment	5 - 8 years	373	372
Office furniture and equipment	5 - 8 years	217	268
Vehicles	5 years	36	36
Construction-in-process		5	9
Total historical cost		4,212	4,585
Accumulated depreciation		(3,774)	(3,700)
Total property, plant and equipment, net		$438	$885
During the years ended December 31, 2022 and 2021, there was a transfer of $0.2 million and $0.3 million, respectively, from inventory to property, plant and equipment. MedCenter units in inventory are transferred to property, plant and equipment when those units are leased to a third party.
As of December 31, 2022 and 2021, $0.9 million and $1.7 million worth of MedCenter equipment was leased under Subscription Agreements, respectively, net of $0.5 million and $1.0 million accumulated depreciation, in property, plant and equipment.
The Company recognized $0.5 million and $0.4 million of depreciation for each of the years ended December 31, 2022 and 2021, respectively, of which $0.2 million and $0.2 million, respectively, were included in cost of products sold and services.